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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 6, 2004

CINERGY CORP.
(Exact Name of Registrant as Specified in Its Charter)

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	(I.R.S. Employer Identification No.)
1-11377	CINERGY CORP. (A Delaware Corporation) 139 East Fourth Street Cincinnati, Ohio 45202 (513) 421-9500	31-1385023

Item 12.    Results of Operations and Financial Condition

        On May 6, 2004, Cinergy Corp. issued a press release announcing the sale of assets by a company in which Cinergy holds a non-controlling interest and a related update to its first quarter 2004 earnings. A copy of the press release is attached hereto as Exhibit 99.1.

        The information in this Form 8-K is furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINERGY CORP.
Dated: May 7, 2004	By:	/s/ LYNN J. GOOD
		Name	Lynn J. Good
		Title	Vice President and Controller

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  Item 12. Results of Operations and Financial Condition
SIGNATURES